Exhibit 10.3

THIS AGREEMENT made the _____day of ________________________, 2005.

BETWEEN:

BLACK DIAMOND HOLDINGS INC. with offices located at
595 Hornby Street, Suite 600, Vancouver, British Columbia
V6C 2E8

(hereinafter referred to as "BDH")

OF THE FIRST PART

AND:

CAMERON & ASSOCIATES with offices located at 12538
52A Avenue, Surrey, British Columbia V3X 3K3

(hereinafter referred to as "C&A")

OF THE SECOND PART

WHEREAS:

A.	BDH desires to retain C&A and specifically Brian Cameron to serve as Chief Financial Officer.

B.	C&A have agreed to provide it services to BDH.

WITNESSETH THAT IN CONSIDERATION OF the premises and the mutual covenants and agreements herein contained, the parties hereto do covenant and agree each with the other as follows:

APPOINTMENT

1.	BDH hereby appoints C&A to provide those services exclusively to BDH referred to in this agreement (the "Agreement") as General Services.

2.	C&A will, in the performance of its services to BDH, rely exclusively upon information supplied by BDH and upon those representations made by BDH.

GENERAL SERVICES

3.	As an agent to BDH, C&A agrees that Brian Cameron will provide the following services to BDH, and BDH acknowledges that C&A's willingness to provide these services shall be deemed to fulfil C&A's obligations to BDH, namely:

	•	To serve as Chief Financial Office of BDH to lead the financial reporting, budgeting and performance measurements standards

	•	To serve as a member of the Executive Team participating in the leadership of BDH.

	•	To work with the CEO, the Board of Directors and management to develop and implement a strategic plan that establishes goals, identifies key strategic issues to be addressed and sets short medium and long-term plans for BDH.

	•	To work closely with the management team to ensure that there are financial tools in place that are necessary for the evaluation, development and implementation of business unit plans.

	•	To ensure that the management team is aware of all emerging business and regulatory matters that affect the business and to amend business strategies to reflect same.

	•	To develop and implement a corporate governance manual that provides a roadmap for the CEO in respect of BDH’s needs for financial services and prescribes the authority and responsibility of management and staff related to same.

	•	To ensure that the staffing is appropriate to accomplish the Operating Plan goals on a periodic basis.

	•	To oversee all aspects of financial reporting including preparation of annual and quarterly reports to the Board, the Audit Committee, shareholder if required and other stakeholders such as financial institutions.

	•	To oversee all corporate finance activities including debt and equity financings.

•	To oversee the management of all human and technology resources and information

•	To monitor performance of BDH through key indicators.

•	To liase with outside professionals and advisors on an as needed basis.

•	To provide services as required.

REMUNERATION

4.	BDH hereby agrees to pay C&A a total of US$3,500 per month, plus GST, for a term of 6 months commencing July 1, 2005 and concluding January 1, 2006. At the expiration of the term both parties agree to discuss execution of a new and separate agreement for services as required.

NOTICE

5.	Any such notice to be given by either party to the other shall be well and sufficiently given if delivered personally or sent by registered post or postage prepaid, to the addresses of the parties hereto following:

If to BDH:	BLACK DIAMOND HOLDINGS INC.
595 Hornby Street, Suite 600
Vancouver, British Columbia V6C 2E8

If to C&A:	CAMERON & ASSOCIATES
12538 – 52A Avenue
Surrey, British Columbia V3X 3K3

or to such other addresses as the parties hereto may notify to the other from time to time in writing. Such notice shall be deemed to have been given at the time of delivery, if delivered in person, or forty- eight (48) hours from the date of posting in a post office in Vancouver, British Columbia.

7.	This Agreement may not be assigned by either party.

8.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF the parties hereto have caused their common seals to be affixed in the presence of their proper officers, first duly authorized on their behalf on the day and year first above written.

Signed, sealed and delivered by	)
BLACK DIAMOND HOLDINGS INC.	)
of Suite 600, 595 Hornby Street, Vancouver,	)
British Columbia V6C 2E8 in the presence of:	)
)
_________________________________________
Name	) BRAD MOYNES
)
)
Address	)
)

Signed, sealed and delivered by	)
CAMERON & ASSOCIATES, of	)
12538 – 52A Avenue, Surrey, British	)
Columbia, V3X 3K3 in the presence of:	)
)
)
___________________________________________
Name	) BRIAN CAMERON
)
Address	)

Occupation